Loans to other entities	12 Months Ended
Jun. 30, 2022
Loans to other entities [Abstract]
Loans to other entities
Note 27	Loans to other entities

Bearn, Inc (“Bearn”) has developed an application that allows for the gamification and engagement of health users by rewarding users for achieving health goals. In January 2021, the Company entered a Joint Marketing Agreement (the “Bearn Agreement”) with Bearn). Pursuant to the Bearn Agreement, the Company has funded a total of US$500,000 to Bearn over 4 tranches. The loan is secured over Bearn’s software and separately a pledge over the interests of Bearn’s founder, Mr. Aaron Drew. Under the terms of the agreements, Bearn has undertaken to use the funds advanced by the Company to integrate the AHI scan capabilities and launch with a target to deliver 1 million active monthly users to the Company within 12 months from Launch. If Bearn fails to achieve this target, the loan and interest becomes repayable in 15 months from the date of the promissory note, which has been extended to October 31, 2022. If Bearn achieves this target, the repayment date will be extended for a further 12 months. The Bearn Agreement contains certain warranties, indemnities and limitations of liability by both parties. The loan attracts interest at 8% for the first 12 months and thereafter a sliding scale of interest (15% to 0%) applies depending on the number of monthly active users. Should the number of active monthly users reach 2 million, the loan will be forgiven. The maturity date depends on Bearn achieving 1 million active monthly users. If the target is not achieved, then the loan and accrued interest is repayable in 15 months. If Bearn achieves the target the repayment date will be extended for a further 12 months.

The value of the Bearn loan at 30 June 2022 is A$803,072, which includes accrued interest of A$55,354. The Company has fully impaired the value of the Bearn loan at 30 June 2022.